                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 13, 2002



                              THE WISER OIL COMPANY
              (Exact name of registrant as specified in is charter)


          Delaware                     0-5426                   55-0522128
(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)             File Number)            Identification No.)


                          8115 Preston Road, Suite 400
                               Dallas, Texas 75225
          (Address, including zip code, of principal executive offices)

       Registrant's telephone number, including area code: (214) 265-0080


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

                              THE WISER OIL COMPANY
                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Item 1. Changes in Control of Registrant.

             Not applicable.

Item 2. Acquisition or Disposition of Assets.

             Not applicable.

Item 3. Bankruptcy or Receivership.

             Not applicable.

Item 4. Changes in Registrant's Certifying Accountant.

             Not applicable.

Item 5. Other Events.

             Not applicable.

Item 6. Resignations of Registrant's Directors.

             Not applicable.

Item 7. Financial Statements and Exhibits.

             (a) Financial statements of business acquired.

                 Not applicable.

             (b) Pro forma financial information.

                 Not applicable.

             (c) Exhibits.  The following exhibit is filed with this document:

                 Item    Exhibits
                 ----    --------

                 99.1 Certification by George K. Hickox, Jr., Chairman and Chief Executive Officer of the Registrant, furnished pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

                 99.2 Certification by Richard S. Davis, Vice President of Finance of the Registrant, furnished pursuant to
                         Section 906 of the Sarbanes-Oxley Act of 2002.

Item 8. Change in Fiscal Year.

             Not applicable.

Item 9. Regulation FD Disclosure.

             Attached as Exhibits 99.1 and 99.2 are the certifications of George K. Hickox, Jr., Chairman and Chief Executive Officer of the Registrant, and Richard S. Davis, Vice President of Finance of the Registrant, under Section 906 of the Sarbanes-Oxley Act of 2002 (the "Certifications"). In connection with the filing of the Registrant's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2002, Messrs. Hickox and Davis furnished as correspondence the Certifications attached hereto as Exhibits 99.1 and 99.2.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       THE WISER OIL COMPANY



Date:    August 13, 2002               By:  /s/ George K. Hickox, Jr.
                                            ------------------------------------
                                            George K. Hickox, Jr.
                                            Chairman and Chief Executive Officer

                                INDEX TO EXHIBITS

Item
Number     Exhibit
------     ---------
99.1 Certification by George K. Hickox, Jr., Chairman and Chief Executive Officer of the Registrant, furnished pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

99.2 Certification by Richard S. Davis, Vice President of Finance of the Registrant, furnished pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.